   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 3, 1997


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933                           /X/
                              (FILE NO. 33-99080)
                        PRE-EFFECTIVE AMENDMENT NO. __                       / /

                        POST-EFFECTIVE AMENDMENT NO. 4                       /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                       /X/
                              (FILE NO. 811-09128)


                                AMENDMENT NO. 6                              /X/


                       (CHECK APPROPRIATE BOX OR BOXES.)

                            ------------------------

                               JUNDT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416
              (Address of Principal Executive Offices) (Zip Code)

                                 (612) 541-0677
              (Registrant's Telephone Number, including Area Code)

                                 JAMES R. JUNDT
                             JUNDT ASSOCIATES, INC.
                       1550 UTICA AVENUE SOUTH, SUITE 950
                          MINNEAPOLIS, MINNESOTA 55416
                    (Name and Address of Agent for Service)

                                    COPY TO:
                               JAMES E. NICHOLSON
                              FAEGRE & BENSON LLP
                              2200 NORWEST CENTER
                            90 SOUTH SEVENTH STREET
                          MINNEAPOLIS, MINNESOTA 55402

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

        It is proposed that this filing will become effective (check appropriate box)


/X/ immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485.



        If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

    The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's most recent Rule 24f-2 Notice (relating to the Registrant's fiscal year ended December 31, 1996) was filed on Form 24F-2 with the Commission on February 21, 1997.

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
                               JUNDT FUNDS, INC.


                     POST-EFFECTIVE AMENDMENT NO. 4 TO THE
                      REGISTRATION STATEMENT ON FORM N-1A


                                EXPLANATORY NOTE


    This Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Jundt Funds, Inc. (the "Registrant") is being filed under Rule 485(b)(1)(iv) under the Securities Act of 1933, as amended, solely to comply with the undertaking by the Registrant to file an amendment containing financial statements, which may be unaudited, within four to six months after the effective date of the Registrant's Registration Statement regarding the Jundt Opportunity Fund. Accordingly, only the Statement of Additional Information of the Jundt Opportunity Fund contained in Part B herein is being changed. No other changes are made to Part A, B or C.

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                             JUNDT OPPORTUNITY FUND

                             JUNDT OPPORTUNITY FUND

                       1550 UTICA AVENUE SOUTH, SUITE 950

                          MINNEAPOLIS, MINNESOTA 55416

                                 (800) 370-0612

                      STATEMENT OF ADDITIONAL INFORMATION


             DATED APRIL 22, 1997, AS AMENDED ON SEPTEMBER 3, 1997


    Jundt Opportunity Fund (the "Fund") is a professionally managed, non-diversified series of Jundt Funds, Inc. (the "Company"), an open-end management investment company, commonly known as a "mutual fund". The Company currently offers its shares in two series: Series A, which represent interests in the Jundt U.S. Emerging Growth Fund; and Series B, which represent interests in the Fund. The Fund, in turn, currently offers its shares in four classes, namely, Class A, Class B, Class C and Class I, each sold pursuant to different sales arrangements and bearing different expenses (each, a "Class" and, collectively, the "Classes"). Class I shares are offered for sale exclusively to certain specified investors and are not offered for sale to the general public.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated April 22, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the Prospectus, please call the Fund or your investment executive.

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Investment Objective, Policies and Restrictions.......................  B-2
Taxes.................................................................  B-11
Advisory, Administrative and Distribution Agreements..................  B-12
Special Purchase Plans................................................  B-16
Monthly Cash Withdrawal Plan..........................................  B-18
Determination of Net Asset Value......................................  B-18
Calculation of Performance Data.......................................  B-19
Directors and Officers................................................  B-21
Counsel and Auditors..................................................  B-23
General Information...................................................  B-23
Financial and Other Information.......................................  B-26

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE FUND'S INVESTMENT ADVISER OR PRINCIPAL UNDERWRITER. NEITHER THIS STATEMENT OF ADDITIONAL INFORMATION NOR THE PROSPECTUS CONSTITUTES AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, SHARES OF THE FUND IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION NOR ANY SALE MADE HEREUNDER (OR UNDER THE PROSPECTUS) SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Fund's investment objective and policies are set forth in the Prospectus. Certain additional investment information is set forth below.

OPTIONS

    The Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that the use of put and call options will achieve the desired objective and could result in losses.

    COVERED CALL OPTIONS. The Fund may write call options on its securities to realize a greater current return, through the receipt of premiums, than it would realize on its securities alone. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to immediately acquire such securities.

    In return for the premiums received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commission) plus the amount of the premium.

    The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing transactions in order to free itself to sell the underlying security or to write another call option on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

    COVERED PUT OPTIONS. The Fund may write covered put options in order to enhance its current return. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

    The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    PURCHASING PUT AND CALL OPTIONS. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

    The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

    The Fund may also purchase put and call options to enhance its current return.

    RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that the Investment Adviser will not forecast market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations.

    An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Investment Adviser believes it is inadvisable to do so.

    Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of the Investment Adviser may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

    Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

    Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Fund's use of options.

SPECIAL EXPIRATION PRICE OPTIONS

    The Fund may purchase over-the-counter ("OTC") put and call options with respect to specified securities ("special expiration price options") pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Investment Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a pre-negotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Fund's profits if the special expiration price options are exercised. The Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

FUTURE CONTRACTS

    INDEX FUTURES CONTRACTS AND OPTIONS. The Fund may buy and sell index futures contracts and related options for hedging purposes or to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

    In order to hedge its investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in the Investment Adviser's judgment, have a significant correlation with movements in the prices of the Fund's securities.

    Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a index future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

    As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

    The Fund may purchase or sell options on stock indices in order to close out outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

    MARGIN PAYMENTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the future contract. This amount is known as "initial margin." The nature of the initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

    Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's future position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

    When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

    LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily variation margin payments. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

    The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transaction in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

    HEDGING RISKS. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund's securities which are the subject of a hedge. The Investment Adviser will attempt to reduce the risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

    Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. All participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Further, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Investment Adviser may not result in a successful hedging transaction over a short time period.

    OTHER RISKS. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in market movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

INDEXED SECURITIES

    The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer' creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund presently intends to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Company's Board of Directors and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

LEVERAGE

    Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund's investments will be borne entirely be the Fund's shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create an interest expenses for the Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

REVERSE REPURCHASE AGREEMENTS

    In connection with its leveraging activities, the Fund may enter into reverse repurchase agreements, in which the Fund sells securities and agrees to repurchase them at a mutually agreed date and time. A reverse repurchase agreement may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Fund's counterparty, the Fund would be unable to recover the security which is the subject of the agreement, that the amount of cash or other property transferred by the counterparty to the Fund under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or that the Fund may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

SECURITIES LENDING

    The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other limit as the Company's Board of Directors may establish) of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

    Before the Fund enters into a loan, the Investment Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

SHORT SALES

    The Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

    The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

ZERO-COUPON DEBT SECURITIES

    Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a mutual fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

    When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the principal and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

    Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

INVESTMENT RESTRICTIONS

    The Fund has adopted certain Fundamental Restrictions that may not be changed except by a vote of shareholders owning a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under the Investment Company Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. As fundamental policies, the Fund may not:

        1. Invest more than 25% of its total asset in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

        2. Borrow money, except from banks for temporary or emergency purposes or as required in connection with otherwise permissible leverage activities (as described elsewhere in the Fund's Prospectus and in this Statement of Additional Information) and then only in an amount not in excess of one-third of the value of the Fund's total assets;

        3. Purchase or sell commodities or commodity contracts, except as required in connection with otherwise permissible options, futures and commodity activities (as described elsewhere in the Fund's Prospectus and in this Statement of Additional Information);

        4. Make loans of its assets to other parties, including loans of its securities (although it may, subject to the other restrictions or policies stated in the Fund's Prospectus and in this Statement of Additional Information, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan), in excess of one-third of its total assets;

        5. Issue senior securities, as defined in the Investment Company Act, except as required in connection with otherwise permissible options, futures and leverage activities (as described elsewhere in the Fund's Prospectus and in this Statement of Additional Information);

        6. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

        7. Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling certain of its portfolio securities;

    In addition to the foregoing fundamental restrictions, the Fund has adopted certain Non-Fundamental Restrictions, which may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. As non-fundamental policies, the Fund may not:

        1. Make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities, and except as required in connection with otherwise permissible options, futures, short selling and leverage activities (as described elsewhere in the Fund's Prospectus and in this Statement of Additional Information);

        2. Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required to secure otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

        3. Invest in securities issued by other investment companies in excess of limitations imposed by applicable law;

        4. Make investments for the purpose of exercising control or management;

        5.  Invest more than 15% of its net assets in illiquid securities;

        6.  Purchase equity securities in private placements.

    With respect to each of the foregoing fundamental and non-fundamental investment restrictions involving a percentage of the Fund's assets, if a percentage restriction or limitation is adhered to at the time of an investment or sale (other than a maturity) of a security, a later increase or decrease in such percentage resulting from a change of values or net assets will not be considered a violation thereof.

                                     TAXES

    The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities, or options, futures, and certain forward contracts or foreign currencies, held for less than three months; and (c) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

    As a regulated investment company, the Fund will not be liable for federal income taxes on the part of its taxable net investment income and net capital gains, if any, that it distributes to shareholders, provided it distributes at least 90% of its "investment company taxable income" (as that term is defined in the Code) to Fund shareholders in each taxable year. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits.

    The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute: (a) at least 98% of its taxable ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects); and (c) any portion (not taxed to the Fund) of the respective balances from the prior year. To the extent possible, the Fund intends to make sufficient distributions to avoid this 4% excise tax.

    The Fund, or the shareholder's broker with respect to the Fund, is required to withhold federal income tax at a rate of 31% of dividends, capital gains distributions and proceeds of redemptions if a shareholder fails to furnish the Fund with a correct taxpayer identification number ("TIN") or to certify that he is exempt from such withholding, or if the Internal Revenue Service notifies the Fund or broker that the shareholder has provided the Fund with an incorrect TIN or failed to properly report dividend or interest income for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder's federal income tax return. An individual's TIN is his social security number.

    The Fund may write, purchase or sell options or futures contracts. Generally, options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Gain or loss from transactions in options and futures contracts that are subject to the "marked to market" rule will be 60% long-term and 40% short-term capital gain or loss. However, the Fund may be eligible to make a special election under which certain "Section 1256 contracts" would not be subject to the "marked to market" rule.

    Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

    One of the requirements for qualification as a registered investment company is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities, including options, futures and forward contracts, held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

              ADVISORY, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

    Jundt Associates, Inc. (the "Investment Adviser") has been retained as the Fund's investment adviser pursuant to an investment advisory agreement entered into by and between the Company and the Investment Adviser (the "Investment Advisory Agreement"). Under the terms of the Investment Advisory Agreement, the Investment Adviser furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Company's Board of Directors.

    The Investment Adviser furnishes office space, equipment and personnel to the Fund in connection with the performance of its investment management responsibilities. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Investment Adviser.

    The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, brokerage and commission expenses; interest charges; fees and expenses of legal counsel and independent auditors; the Fund's organizational and offering expenses, whether or not advanced by the Investment Adviser; taxes and governmental fees; expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's shares; membership fees in trade associations; expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of regular and special shareholders meetings; expenses of filing reports and other documents with governmental agencies; charges and expenses of the Fund's administrator, custodian and registrar, transfer agent and dividend disbursing agent; expenses of disbursing dividends and distributions; compensation of the Company's officers, directors and employees who are not affiliated with the Investment Adviser; travel expenses of directors of the Company for attendance at meetings of the Board of Directors; insurance expenses; indemnification and other expenses not expressly provided for in the Investment Advisory Agreement; and any extraordinary expenses of a non-recurring nature.

    For its services, the Investment Adviser receives from the Fund a monthly fee at an annual rate of 1.3% of the Fund's average daily net assets. These fees exceed those paid by most other investment companies. During the period ended December 31, 1996, the Fund paid the Investment Adviser fees of $71.

    The Investment Advisory Agreement continues in effect from year to year, if specifically approved at least annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of the Company or the Investment Adviser ("Independent Directors") at a meeting in person. The Investment Advisory Agreement may be terminated by either party, by the Independent Directors or by a vote of the holders of a majority of the outstanding securities of the Company, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of its "assignment" (as defined in the Investment Company Act).

PORTFOLIO TRANSACTIONS, BROKERAGE COMMISSIONS AND PORTFOLIO TURNOVER RATE

    Subject to policies established by the Company's Board of Directors, the Investment Adviser is responsible for investment decisions and for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for its transactions. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission.

ADMINISTRATION AGREEMENT

    Under the terms of an administration agreement by and between Princeton Administrators, L.P. (the "Administrator") and the Company (the "Administration Agreement"), the Administrator performs or arranges for the performance of the following administrative services: (a) maintenance and keeping of certain books and records of the Fund; (b) preparation or review and, subject to the Company's review, filing certain reports and other documents required by federal, state and other applicable U.S. laws and regulations to maintain the Company's registration as an open-end investment company; (c) coordination of tax related matters; (d) response to inquiries from Fund shareholders; (e) calculation and dissemination for publication of the net asset value of the Fund's shares; (f) oversight and, as the Company's Board of Directors may request, preparation of reports and recommendations to the Company's Board of Directors on the performance of administrative and professional services rendered to the Fund by others, including the Fund's custodian and any subcustodian, registrar, transfer agency, and dividend disbursing agent, as well as accounting, auditing and other services; (g) provision of competent personnel and administrative offices necessary to perform its services under the Administration Agreement; (h) arrangement for the payment of Fund expenses; (i) consultations with the Company's officers and various service providers in establishing the accounting policies of the Fund; (j) preparation of such financial information and reports as may be required by any banks from which the Fund borrows funds; and (k) provision of such assistance to the Investment Adviser, the custodian and any subcustodian, and the Fund's counsel and auditors as generally may be required to carry on properly the business and operations of the Fund. Under the Administration Agreement, the Company agrees to cause the Fund's transfer agent to timely deliver to the Administrator such information as may be necessary or appropriate for the Administrator's performance of its duties and responsibilities to the Fund.

    The Administrator is obligated, at its expense, to provide office space, facilities, equipment and necessary personnel in connection with its provision of services under the Administration Agreement; however, the Fund (in addition to the fees payable to the Administrator under the Administration Agreement, as described below) has agreed to pay reasonable travel expenses of persons who perform administrative, clerical and bookkeeping functions on behalf of the Fund. Additionally, the expenses of legal counsel and accounting experts retained by the Administrator, after consulting with the Fund's counsel and independent auditors, as may be necessary or appropriate in connection with the Administrator's provision of services to the Fund, are deemed expenses of, and shall be paid by, the Fund.

    For the services rendered to the Fund and the facilities furnished, the Fund is obliged to pay the Administrator, subject to an annual minimum fee of $125,000, a monthly fee at an annual rate of .20% of the first $600 million of the Fund's average daily net assets and .175% of the Fund's average daily net assets in excess of $600 million. Through December 31, 1997, the Administrator has agreed to waive its $125,000 annual minimum fee. During the period ended December 31, 1996, the Fund paid the Administrator fees of $11.

    The Administration Agreement will remain in effect unless and until terminated in accordance with its terms. It may be terminated at any time, without the payment of any penalty, by the Company on 60 days' written notice to the Administrator and by the Administrator on 90 days' written notice to the Company. The Administration Agreement terminates automatically in the event of its assignment.

    The principal address of the Administrator is P.O. Box 9095, Princeton, New Jersey 08543.

THE DISTRIBUTOR

    Pursuant to a Distribution Agreement by and between U.S. Growth Investments, Inc. (the "Distributor") and the Company (the "Distribution Agreement"), the Distributor serves as the principal underwriter of the Fund's shares. The Fund's shares are offered continuously by and through the Distributor. As agent of the Fund, the Distributor accepts orders for the purchase and redemption of Fund shares. The Distributor may enter into selling agreements with other dealers and financial institutions, pursuant to which such dealers and/or financial institutions also may sell Fund shares.

RULE 12b-1 DISTRIBUTION PLANS

    Rule 12b-1 under the Investment Company Act provides that any payments made by the Fund (or any Class thereof) in connection with the distribution of its shares must be pursuant to a written plan describing all material aspects of the proposed financing of distribution and that any agreements entered into in furtherance of the plan must likewise be in writing. In accordance with Rule 12b-1, the Fund adopted a separate Rule 12b-1 Distribution Plan for each of its Class A, Class B and Class C shares. There is no Rule 12b-1 Distribution Plan for the Fund's Class I shares.

    Rule 12b-1 requires that the Distribution Plans (the "Plans") and the Distribution Agreement be approved initially, and thereafter at least annually, by a vote of the Company's Board of Directors including a majority of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the Plans or in any agreement relating to the Plans, cast in person at a meeting called for the purpose of voting on the plan or agreement. Rule 12b-1 requires that the Distribution Agreement and each Plan provide, in substance:

        (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in the preceding paragraph;

        (b) that any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

        (c) in the case of a Plan, that it may be terminated at any time by a vote of a majority of the members of the Company's Board of Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by a vote of a majority of the outstanding voting shares of each affected Class or Classes of the Fund's shares.

    Rule 12b-1 further requires that none of the Plans may be amended to increase materially the amount to be spent for distribution without approval by the shareholders of the affected Class or Classes and that all material amendments of the Plan must be approved in the manner described in the paragraph preceding clause (a) above.

    Rule 12b-1 provides that the Fund may rely upon Rule 12b-1 only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1 provides that the Fund may implement or continue the Plans only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act, that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Company's Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plans will benefit the Fund and its shareholders.

    Under its Distribution Plan, each of Class A, Class B and Class C pays the Distributor a Rule 12b-1 "account maintenance fee" equal on an annual basis to
 .25% of the average daily net assets attributable to each such Class. This account maintenance fee is designed to compensate the Distributor and certain broker-dealers and financial institutions with which the Distributor has entered into selling arrangements for the provision of certain services to the holders of Fund shares, including, but not limited to, answering shareholder questions, providing shareholders with reports and other information and providing various other services relating to the maintenance of shareholder accounts.

    The Distribution Plans of Class B and Class C provide for the additional payment of a Rule 12b-1 "distribution fee" to the Distributor, equal on an annual basis to .75% of the average daily net assets attributable to such Class. This fee is designed to compensate the Distributor for advertising, marketing, and distributing the Class B and Class C shares, including the provision of initial and ongoing sales compensation to the Distributor's sales representatives and to other broker-dealers and financial institutions with which the Distributor has entered into selling arrangements.

    For the fiscal period ended December 31, 1996, the Distributor earned Rule 12b-1 account maintenance fees of $4 for the Fund's Class A shares. No Rule 12b-1 fees were earned with respect to the Fund's Class B or Class C shares during such period.

                             SPECIAL PURCHASE PLANS

    AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares may be purchased through an automatic investment plan. Under such a plan, the investor authorizes the Fund to withdraw a specific amount (minimum dollars $50 per withdrawal) from the investor's bank account and to invest such amount in shares of the Fund. Such purchases are normally made on the 5th day of each month, or the next business day thereafter. Further information is available from the Distributor.

    COMBINED PURCHASE PRIVILEGE. The following persons (or groups of persons) may qualify for reductions from the front-end sales charge ("FESC") schedule for Class A shares set forth in the Prospectus by combining purchases of any Class of shares of the Fund, The Jundt Growth fund, Inc. and Jundt U.S. Emerging Growth Fund, if the combined purchase of all such shares totals at least $25,000:

        (i) an individual or a "company" as defined in Section 2(a)(8) of the Investment Company Act;

        (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

       (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under Section 401 of the Code;

       (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;

        (v) employee benefit plans of a single employer or of affiliated employers;

       (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

    CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

        (i) the investor's current purchase; and

        (ii) the net asset value (at the close of business on the previous day) of shares of the Fund, The Jundt Growth Fund, Inc. and Jundt U.S. Emerging Growth Fund held by the investor; and

       (iii) the net asset value of shares of any Class of shares of the Fund, The Jundt Growth Fund, Inc. and Jundt U.S. Emerging Growth Fund owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

    For example, if an investor owned shares worth $15,000 at the then current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $25,000 purchase.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

    LETTER OF INTENTION. Investors wishing to purchase Class A shares may also obtain the reduced FESC shown in the Prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest not less than $25,000 (including certain "credits," as described below) within a period of 13 months in any Class of shares of the Fund, The Jundt Growth Fund, Inc. and Jundt U.S. Emerging Growth Fund. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intention. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter of Intention; however, the 13-month period during which the Letter of Intention is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

    For example, assume that on the date an investor signs a Letter of Intention to invest at least $25,000 as set forth above and the investor and the investor's spouse and children under twenty-one have previously invested $10,000 in shares which are still held by such persons. It will only be necessary to invest a total of $15,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges applicable to investments of $25,000.

    The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

    Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the general authorization form attached to the Prospectus.

                          MONTHLY CASH WITHDRAWAL PLAN

    Any investor who owns or buys shares of the Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of the Fund at net asset value. Shares in a Withdrawal Plan account are then redeemed at net asset value to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of shares. Redemptions for the purpose of withdrawal are made on the 20th day of the month (or on the preceding business day if the 20th day falls on a weekend or is a holiday) at that day's closing net asset value, and checks are mailed on the next business day. Payments will be made to the registered shareholder or to another party if preauthorized by the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional shares of a Class which imposes a FESC would normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain an Automatic Investment Plan for the accumulation of shares of a Class which imposes a FESC (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering Withdrawal Plans is borne by the Fund as an expense of all shareholders. The Fund or the Distributor may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

    Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share is calculated separately for each Class of shares. The assets and liabilities attributable to each Class of shares is determined in accordance with generally accepted accounting principles and applicable SEC rules and regulations.

    The portfolio securities in which the Fund invests fluctuate in value, and hence the Fund's net asset value per share also fluctuates. On December 31, 1996, the net asset value and the maximum public offering price of each Class of the Fund's shares was calculated as follows:

CLASS A SHARES

                                                            Net Assets Attributable to Class A
                                                                        ($111,640)
                                                        ------------------------------------------
  Net Asset Value Per Share ($9.87)              =          Class A Shares outstanding (11,309)

                                                             Net Asset Value Per Share ($9.87)
  Maximum Public Offering Price Per Share                     -------------------------------
    ($10.42)                                     =               1 - Maximum FESC (5.25%)

CLASS B SHARES

                                                        Net Assets Attributable to Class B ($1,056)
                                                         ----------------------------------------
  Net Asset Value Per Share ($9.87)              =           Class B Shares outstanding (107)

      (Maximum Public Offering Price Per Share is the same as the Net Asset Value Per Share.)

CLASS C SHARES

                                                        Net Assets Attributable to Class C ($1,066)
                                                         ----------------------------------------
  Net Asset Value Per Share ($9.87)              =           Class C Shares outstanding (108)

      (Maximum Public Offering Price Per Share is the same as the Net Asset Value Per Share.)

CLASS I SHARES

                                                            Net Assets Attributable to Class I
                                                                        ($286,373)
                                                         -----------------------------------------
  Net Asset Value Per Share ($9.87)              =          Class I Shares outstanding (29,007)

      (Maximum Public Offering Price Per Share is the same as the Net Asset Value Per Share.)

                        CALCULATION OF PERFORMANCE DATA

    For purposes of quoting and comparing the performance of each Class of the Fund's shares to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of "average annual total return" or "cumulative total return." These total return quotations are and will be computed separately for each Class of shares. Under the rules of the SEC, funds advertising performance must include average annual total return quotations calculated according to the following formula:

                                         n
                                  P(1+T) = ERV

 Where: P   =   a hypothetical initial payment of $1,000;

        T   =   average annual total return;

        n   =   number of years; and

      ERV   =   ending redeemable value at the end of the period of a
                hypothetical $1,000 payment made at the beginning of such period.

    This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             ERV - P
                    CTR  =  ---------   x  100
                                P

 Where: CTR   =   Cumulative total return;

        ERV   =   ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period; and

          P   =   initial payment of $1,000.

    This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    Under each of the above formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication.

    The average annual total return and cumulative total return figures calculated in accordance with the foregoing formulas assume in the case of Class A shares the maximum FESC has been deducted from the hypothetical initial investment at the time of purchase, or in the case of Class B or Class C shares the maximum applicable CDSC has been paid upon the hypothetical redemption of the shares at the end of the period.

    Past performance is not predictive of future performance. All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    Advertisements and communications may compare the performance of Fund shares with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications, and may also contrast the Fund's investment policies and portfolio flexibility with other mutual funds. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect the performance over time of Fund shares, utilizing generally accepted indices or analyses, including, but not limited to, those published by Lipper Analytical Service, Inc., Standard & Poor's Corporation, Dow Jones & Company, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. and Investment Company Data Incorporated. Performance ratings reported periodically in national financial publications also may be used. In addition, advertising materials may include the Investment Adviser's analysis of, or outlook for, the economy or financial markets, compare the Investment Adviser's analysis or outlook with the views of others in the financial community and refer to the expertise of the Investment Adviser's personnel and their reputation in the financial community.

                             DIRECTORS AND OFFICERS

    Directors and officers of the Company, together with information as to their principal occupations during the past five years, are set forth below.

                                                                           PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS           POSITIONS WITH THE COMPANY          PAST 5 YEARS AND OTHER AFFILIATIONS
--------------------------------  ----------------------------  -------------------------------------------------
James R. Jundt (1)(2)             Chairman of the Board,        Chairman of the Board, Chief Executive Officer,
1550 Utica Avenue South            President and Chief           Secretary and portfolio manager of the
Suite 950                          Executive Officer             Investment Adviser since its inception in 1982.
Minneapolis, MN 55416                                            Chairman of the Board, President, Chief
                                                                 Executive Officer and a portfolio manager of The
                                                                 Jundt Growth Fund, Inc. since 1991 and the
                                                                 Company since 1995. Director and Chairman of the
                                                                 Board of the Distributor since 1995. Also a
                                                                 trustee of Gonzaga University and the
                                                                 Minneapolis Institute of Arts and a director of
                                                                 three private companies.

John E. Clute                     Director                      Dean and Professor of Law, Gonzaga University
807 East Highland View Ct.                                       School of Law, since 1991; previously Senior
Spokane, WA 99223-6210                                           Vice President -- Human Resources and General
                                                                 Counsel, Boise Cascade Corporation (forest
                                                                 products) for more than five years. Director of
                                                                 The Jundt Growth Fund, Inc. since 1991 and the
                                                                 Company since 1995. Also a director of Hecla
                                                                 Mining Company (mining).

Floyd Hall                        Director                      Chairman, President and Chief Executive Officer
3100 West Big Beaver Road                                        of K-Mart Corporation (retailing) since 1995.
Troy, MI 48084                                                   Chairman and Chief Executive Officer of The
                                                                 Museum Company (retailing) and Alva Replicas
                                                                 Company (manufacturer of statuary and sculpture)
                                                                 from 1989 to 1995; from 1984 to 1989, Chairman
                                                                 and Chief Executive Officer of The Grand Union
                                                                 Company (grocery store chain). Director of The
                                                                 Jundt Growth Fund, Inc. since 1991 and the
                                                                 Company since 1995. Also a director of Jamesway
                                                                 Corp. (discount retailing) as well as a private
                                                                 company.

                                                                           PRINCIPAL OCCUPATION DURING
        NAME AND ADDRESS           POSITIONS WITH THE COMPANY          PAST 5 YEARS AND OTHER AFFILIATIONS
--------------------------------  ----------------------------  -------------------------------------------------
Demetre M. Nicoloff               Director                      Cardiac and thoracic surgeon, Cardiac Surgical
1492 Hunter Drive                                                Associates, P.A., Minneapolis, Minnesota.
Wayzata, MN 55391                                                Director of The Jundt Growth Fund, Inc. since
                                                                 1991 and the Company since 1995. Also a director
                                                                 of Optical Sensors for Medicine, Inc. (patient
                                                                 monitoring equipment); ATS Medical, Inc. (heart
                                                                 valves), Micromedics, Inc. (instrument trays,
                                                                 ENT specialty products and fibrin glue
                                                                 applicators); Possis Medical Inc.
                                                                 (cardiovascular surgical products); Applied
                                                                 Biometrics, Inc. (cardiac output measuring
                                                                 devices) and Sonometrics, Inc. (ultrasound
                                                                 imaging equipment).

Darrell R. Wells                  Director                      Managing Director, Security Management Company
4350 Brownsboro Road,                                            (asset management firm) in Louisville, Kentucky.
Suite 310                                                        Director of The Jundt Growth Fund, Inc. since
Louisville, KY 40207                                             1991 and the Company since 1995. Also a director
                                                                 of Churchill Downs Inc. (race track operator)
                                                                 and Citizens Financial Inc. (insurance holding
                                                                 company), as well as several private companies.

Donald M. Longlet                 Vice President and Treasurer  Portfolio manager with the Investment Adviser
1550 Utica Avenue South                                          since May 1989. Portfolio manager with AMEV
Suite 950                                                        Advisers, Inc., St. Paul, Minnesota, from 1983
Minneapolis, MN 55416                                            to 1989. Vice President, Treasurer and a
                                                                 portfolio manager of The Jundt Growth Fund, Inc.
                                                                 since 1991 and the Company since 1995.

James E. Nicholson                Secretary                     Partner with the law firm of Faegre & Benson LLP,
2200 Norwest Center                                              Minneapolis, Minnesota, which has served as
Minneapolis, MN 55402                                            general counsel to the Investment Adviser, the
                                                                 Company, The Jundt Growth Fund, Inc. and the
                                                                 Distributor since their inception. Secretary of
                                                                 The Jundt Growth Fund, Inc. since 1991 and the
                                                                 Company since 1995.

------------------------

(1) Director who is an "interested person" of the Fund, as defined in the Investment Company Act.

(2) "Controlling person" of the Investment Adviser, as defined in the Investment Company Act. Mr. Jundt beneficially owns 95% of the capital stock of the Investment Adviser. Mr. Jundt also owns 100% of the capital stock of the Distributor and is, therefore, a controlling person of the Distributor as well.

    Commencing on January 1, 1997, the Company and The Jundt Growth Fund, Inc. (together, the "Fund Complex") together have agreed to pay each director who is not an "interested person" of either the Company or The Jundt Growth Fund, Inc. a fee of $13,000 per year plus $1,300 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. No compensation is paid by the Company or the Fund Complex to the Company's officers or directors who are "interested persons" of either the Company or The Jundt Growth Fund, Inc.

    Director fees and expenses aggregated $71,461 for the fiscal year ended December 31, 1996 (during which year, the Fund Complex paid each Director, in addition to expense reimbursements, an annual fee of $12,000 and a per meeting attended fee of $1,200). The following table sets forth for such period the aggregate compensation (excluding expense reimbursements) paid by the Fund Complex to the directors during the year ended December 31, 1996:

                               COMPENSATION TABLE

                                                   AGGREGATE COMPENSATION
                                                   FROM THE FUND COMPLEX
                                          ----------------------------------------
                                                                  PENSIONS OR
                                                                  RETIREMENT
                                            TWELVE-MONTH       BENEFITS ACCRUED
                                            PERIOD ENDED      AS PART OF COMPANY
NAME OF DIRECTOR                          DECEMBER 31, 1996        EXPENSES
----------------------------------------  -----------------  ---------------------
James R. Jundt..........................        None                 None
Demetre M. Nicoloff.....................     $    16,300             None
Darrell R. Wells........................          16,300             None
John E. Clute...........................          16,300             None
Floyd Hall..............................          13,900             None

                              COUNSEL AND AUDITORS

    Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as the Fund's general counsel. KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, has been selected as the independent auditors of the Company for its fiscal year ending December 31, 1997.

                              GENERAL INFORMATION

    Under Minnesota law, each Company director owes certain fiduciary duties to the Company and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinary prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the liability of directors: (a) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of Minnesota law or for violation of certain provisions of Minnesota securities laws; or (c) for any transaction from which the directors derived an improper personal benefit. The Company's Articles of Incorporation limit the liability of the Company's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

    Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officer). Minnesota law does not permit elimination of the availability of equitable relief, such as injunctive or rescissionary relief. These remedies, however, may be ineffective in situations where shareholders become aware of such a breach after a transaction has been consummated and rescission has become impractical. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act or the Securities Exchange Act of 1934, as amended, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act and the rules and regulations thereunder.

    The Company is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting shares of the Company may demand a regular meeting of shareholders of the Company by written notice of demand given to the chief executive officer or the chief financial officer of the Company. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Company. Irrespective of whether a regular meeting of shareholders has been held during the immediately preceding 15 months, in accordance with Section 16(c) under the Investment Company Act, the Company's Board of Directors shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares. Additionally, the Investment Company Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

    Upon issuance and sale in accordance with the terms of the Fund's Prospectus and Statement of Additional Information, each Fund share will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Redeem Fund Shares" in the Prospectus.

    Except as set forth below, no person owned of record or, to the Company's knowledge, owned of record or beneficially more than 5% of any Class of the Fund's common shares as of March 10, 1997:

                                                                      RECORD (R) OR
                                                       NUMBER OF       BENEFICIAL     PERCENTAGE
NAME AND ADDRESS                                      SHARES OWNED    (B) OWNERSHIP    OF CLASS
--------------------------------------------------  ----------------  -------------   ----------
Vacans Corporation Profit Sharing Plan                22,086 Class A         B          96.7%
7223 Lanham Lane
Edina, Minnesota 55439

Merrill Lynch FBO                                      1,964 Class B         R          50.2%
 Customer Accounts                                     8,755 Class C         R          57.8%
4800 Deer Lake Drive East, 3rd Floor                 149,205 Class I         R          67.8%
Jacksonville, Florida 32246

Christopher Samuel Froderman                             503 Class B         B          12.9%
2054 Aspen Drive
Plainfield, Indiana 46168

PaineWebber Inc.                                       1,435 Class B         B          36.7%
FBO John J. Gallagher IRA
1000 Harbor Blvd, Suite 5
Weehawken, New Jersey 07087

Brian J and Wendy L. Busch                             2,439 Class C         B          16.1%
228 Pendryn Hill Bay
Woodbury, Minnesota 55125

Hoese & Co. Partnership                                1,947 Class C         B          12.8%
FBO Hatcher Profit Sharing
Security Bank & Trust Co.
P.O. Box 218
Glencoe, Minnesota 55336

Interra Clearing Services Inc. FBO                     1,839 Class C         R          12.2%
 Customers Accounts
312 South Third Street
Minneapolis, Minnesota 55401

James R. Jundt                                       152,678 Class I         B          69.4%
1550 Utica Avenue South, Suite 950
Minneapolis, Minnesota 55416

Marcus E. Jundt                                       44,985 Class I         B          20.4%
1550 Utica Avenue South, Suite 950
Minneapolis, Minnesota 55416

                        FINANCIAL AND OTHER INFORMATION

    The Fund's Prospectus and this Statement of Additional Information do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act and the Investment Company Act (the "Registration Statement") with respect to the securities offered by the Prospectus and this Statement of Additional Information. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


    In addition, the Schedule of Investments, Notes to Schedule of Investments, Financial Statements, Notes to Financial Statements and Independent Auditors' Report contained in the Registrant's Annual Report dated December 31, 1996 (File No. 811-09128) and the Schedule of Investments, Notes to Schedule of Investments, Financial Statements and Notes to Financial Statements contained in the Registrant's Semi-Annual Report dated June 30, 1997 (File No. 811-09128) are incorporated herein by reference.


    Statements contained in the Fund's Prospectus or in this Statement of Additional Information as to any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 3rd day of September, 1997.


                                          JUNDT FUNDS, INC.

                                          By          /s/ JAMES R. JUNDT

                                             -----------------------------------
                                                       James R. Jundt
                                                    CHAIRMAN OF THE BOARD

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


                       NAME/SIGNATURE                                     TITLE                      DATE
------------------------------------------------------------  ------------------------------  ------------------

                                                              Director, Chairman of the
                     /s/ JAMES R. JUNDT                        Board, President and Chief
        -------------------------------------------            Executive Officer (Principal   September 3, 1997
                       James R. Jundt                          Executive Officer)

                   /s/ DONALD M. LONGLET                      Vice President and Treasurer
        -------------------------------------------            (Principal Financial and       September 3, 1997
                     Donald M. Longlet                         Accounting Officer)

        -------------------------------------------           Director
                       John E. Clute*

        -------------------------------------------           Director
                        Floyd Hall*

        -------------------------------------------           Director
                    Demetre M. Nicoloff*

        -------------------------------------------           Director
                     Darrell R. Wells*

              *By           /s/ JAMES R. JUNDT
           --------------------------------------
                      James R. Jundt,                                                         September 3, 1997
                      ATTORNEY-IN-FACT
  (Pursuant to Powers of Attorney filed with Pre-Effective
Amendment No. 1 to this Registration Statement on Form N-1A
                   (File No. 33-99080).)